

Addressing unmet medical needs in rare, emerging and neglected diseases

SPOTLIGHT INNOVATION

Summer 2018

OTCQB: STLT

Safe Harbor Statement

Statements in this document that are not purely historical are forward looking statements. Forward looking statements herein include statements regarding Spotlight Innovation's efforts to develop and commercialize its various therapies, and to achieve its stated benchmarks. Actual outcomes and actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties, such as: the inability to finance the planned development of the therapies; the inability to hire appropriate staff to develop the therapies; unforeseen technical difficulties in developing the therapies; the inability to obtain regulatory approval for human use; competitors' therapies proving to be more effective, cheaper or otherwise more preferable; or the inability to market a product. All of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in Spotlight Innovation's periodic filings with the Securities and Exchange Commission (SEC). As a result, this presentation should be read in conjunction with Spotlight Innovation's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date hereof and Spotlight Innovation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Snapshot

Spotlight Innovation Inc. acquires and develops proprietary therapies to address unmet medical needs, with an emphasis on rare, emerging and neglected diseases. The Company identifies in-licensing opportunities and manages product development through partnerships with universities, medical schools, contract research organizations (CROs), and contract manufacturing organizations (CMOs).

At the appropriate stage of research and development the Company will endeavor to pursue product commercialization opportunities including, but not limited to, out-licensing and strategic partnerships with industry leaders.

MARKET DATA as of 05/21/2018	
Exchange	OTCQB
Symbol	STLT
Price	$0.04
52 Week Range	$0.03 - $0.42
Market Cap	$1.37M
Average Daily Trading Volume (30 day)	~58,000
Shares Outstanding	34.3M
Float	9.6M
Inside Ownership	61.4%

SPOTLIGHT INNOVATION

Highlights

- Multiple R&D programs targeting rare, emerging and neglected diseases
- Product development via partnerships with universities, CROs, and CMOs
- First marketed product launched in August 2017
  - Venodol: non-opioid, anti-inflammatory topical analgesic for chronic pain
- Access to industry-leading companies to generate licensing and/or partnership revenues
- Experienced management team, board of directors, and scientific advisors

Selected Companies Targeting Rare Diseases

as of 06/05/2018

COMPANY	SYMBOL	IPO	MKT CAP
Alexion Pharmaceuticals	ALXN	1996	$26.9 B
BioMarin Pharmaceutical	BMRN	1999	$16.2 B
Bluebird Bio	BLUE	2013	$9.4 B
AveXis	AVXS	2016	$8.0 B
Sarepta Therapeutics	SRPT	2008	$6.3 B
Ultragenyx Pharmaceutical	RARE	2014	$3.8 B
Spark Therapeutics	ONCE	2015	$2.8 B
REGENXBIO	RGNX	2015	$1.8 B
Voyager Therapeutics	VYGR	2015	$724.9M

Therapeutic Focus

DISEASES:
- Rare
- Orphan
- Neglected
- Emerging


Accelerated Path To Market
Rapid Clinical Trial Recruitment
Support from Patient Advocates
Extended Market Exclusivity

Drug Development Process

IP Licensing
Intellectual property acquisition from
Universities, medical centers and proprietary sources

Business Development
Access to industry leaders for joint ventures or M&A



Outsourcing
Collaboration with academic labs, CROs and CMOs

Expert Advice
Guidance from hands-on Scientific Advisory Board

R&D
Conduct preclinical and early clinical studies

Strategic Planning
Creation of balanced product candidate portfolio

Diverse Development Pipeline

PRODUCT	INDICATION	DESCRIPTION	STATUS
Venodol®	Chronic Pain	Over-the-counter (OTC) analgesic with cobra venom as active ingredient	Marketed
Crotoxin	Solid Tumors	Intravenous therapy with rattlesnake venom-based drug	Phase I
Small Molecules	Zika Virus (ZIKV) Infection	Repurposed drugs	Preclinical
STL-182	Spinal Muscular Atrophy (SMA)	Novel, orally-available small molecule	Preclinical






Chronic Pain

Market for OTC Chronic Pain Treatments

- Chronic pain diminishes quality-of-life for approx. 25 million Americans
- OTC analgesic pain reliever sales in 2016: $5B
- Since 1999:
  - the amount of prescription opioids sold in the U.S. nearly quadrupled
  - deaths from prescription opioids have quadrupled since 1999



Sources: https://www.cdc.gov/drugoverdose/epidemic, Global Analgesics Trends Report 2017, and IMS Institute for Healthcare Informatics, Medicines Use and Spending in the US 2015

Chronic Pain: Venodol® Roll-on

Homeopathic Topical Analgesic

- Non-opioid, non-addictive, over-the-counter (no prescription needed)
  - Active ingredient: cobra venom
- Master Broker Agreement signed with premier distributor targeting supermarket, drug store, mass merchandise and warehouse chains
- Launched August 2017
  - First format – Roll-on
  - Multiple formats will be introduced
  - Available at walmart.com, amazon.com and venodol.com



Venodol
NEW
TOPICAL ANALGESIC
chronic
pain relief
HOMEOPATHIC
Venodol
chronic
pain relief



Chronic Pain: Venodol Go-to-Market Strategy

- Develop distribution into supermarket, drug store, mass merchandise and warehouse chains through Master Broker Agreement in place with premier global distribution brokerage firm
- Multi-channel Marketing
  - Social Media: multi-platform campaigns targeting chronic pain sufferers
  - Advertising: online display, retargeting, social media, print
  - Video: in-aisle infomercial, YouTube channel, broadcast
  - In-store Promotion: product education, etc.
  - Spokespeople: athletes and medical professionals
- Introduce multiple formats and strengths in coming months



Selected Products Derived From Toxins

DRUGS	COMPANY	MOA	SOURCE	ANNUAL SALES
Captopril	Bristol-Myers Squibb	ACE inhibitor	Pit viper venom	N/A
Integrilin	Merck	Antiplatelet drug	Rattlesnake venom	$200M (2015)[1]
Botox	Allergan	Antispastic drug	*C. botulinum* toxin	$1.98B (2016)[2]
Exenatide	AstraZeneca	Incretin mimetic	Gila monster venom	$832M (2016)[3]
Prialt	Jazz Pharmaceuticals	Analgesic	Cone snail toxin	$29M (2016)[4]



1 http://www.cornerofberkshireandfairfax.ca/forum/investment-ideas/mrk-to-medicare/
2 https://www.prnewswire.com/news-releases/allergan-reports-strong-2016-finish-with-7-increase-in-gaap-net-revenues-to-39-billion-in-fourth-quarter-2016-300433996.html
3 https://www.pharmacompass.com/sales-forecast/exenatide
4 https://www.msn.com/en-us/money/companies/jazz-pharmaceuticals-plc-jazz-q4-2016-results-earnings-call-transcript/ar-AAnEVN6

Solid Tumors

Unmet Need for Cancer Treatments

- Globally, cancer is the second leading cause of death (nearly 1 in 6 deaths)
- In the U.S., approximately 1.7 million new cancer cases are expected to be diagnosed in 2018
- More than 15 million Americans with a history of cancer were alive on January 1, 2016



Sources: WHO and American Cancer Society

Solid Tumors: Crotoxin

Dose escalation safety study in patients with metastatic solid tumors: *Crotoxin in Patients with Advanced Cancer using an Intravenous Route of Administration*

- Phase I Cohort 1 and Cohort 2 completed
  - Results reported at the American Association for Cancer Research (AACR) Annual Meeting, April 16, 2018
  - Evaluation of antitumor response under Phase I Cohort 2 showed that two of the six subjects had stable disease on Day 36
- Phase I Cohort 3, incorporating faster and higher dosing regimes than Cohort 2, has been approved by the French National Agency for Medicines and Health Products Safety (ANSM)



ZIKV Infection

Unmet Need for ZIKV Treatments

- No FDA approved therapies exist
- ZIKV can be passed from a pregnant woman to her fetus, which can cause neurological birth defects (including microcephaly), and may cause rare but serious complications in healthy adults



Typical head size
Typical head size
Baby with Typical Head Size
Baby with Microcephaly
Baby with Severe Microcephaly

Image Credit: Centers for Disease Control and Prevention, National Center on Birth Defects and Developmental Disabilities



ZIKV Infection in the United States

Cumulative Zika Virus Disease Case Counts, Jan. 2015 – Sept. 2017

- 5,400+ symptomatic disease cases in U.S. States
- 37,000+ symptomatic disease cases in U.S. Territories

Laboratory-confirmed Symptomatic ZIKV Cases Reported in 2017


0
1-11
12-22
23-49
50-100
>101
SOURCE: CDC
(provisional data as of Feb. 2018)



ZIKV Infection: Small Molecules

- Multiple candidate drugs in preclinical studies at Florida State University (FSU)
  - Company-sponsored research directed by Prof. Hengli Tang aimed at developing safe and effective drugs to treat patients infected with ZIKV



Professor Hengli Tang, Dept. of Biological Science, FSU



Photo Courtesy Florida State University

- In March 2016, Prof. Tang co-authored a study published in the journal *Cell Stem Cell* that demonstrated for the first time the ability of ZIKV to target human embryonic cortical neural progenitor cells
- In August 2016, Prof. Tang co-authored a paper published in *Nature Medicine* that reported two classes of compounds: one that protects ZIKV-infected neural cells from programmed death, and another that directly inhibits ZIKV replication

SMA

Overview

- Autosomal recessive motor neuron disease carried by 1 in 40, to 1 in 50 adults
- Leading genetic cause of death in infants and toddlers
- 1 in 6,000, to 1 in 10,000 newborns are affected
- 60% of patients progressively lose muscle control and die by age two
- Multiple treatment strategies, including combination therapies, are feasible



SMA: STL-182 and additional compounds

March 2018

- Newly Issued U.S. Patent Covers Spotlight Innovation's Spinal Muscular Atrophy Drug Candidates

August 2017

- Sponsored Research Agreement with Indiana University to support research directed by Elliot Androphy, M.D.

June 2017

- Sponsored Research Agreement with Brigham and Women's Hospital to support research directed by Kevin Hodgetts, Ph.D.



STL-182, an Orally-available Small Molecule that Stabilizes SMN Protein



Non-SMA Individual
Stable SMN protein: normal development
Unstable SMN protein: motor neuron degeneration
SMN1
SMN2
SMA Patient
Stable SMN protein: normal development
Unstable SMN protein: motor neuron degeneration
SMN1
SMN2
Therapeutic Approaches
Provide Functional Copy of SMN1
"Gene Therapy"
SMN1
Increase Transcription of SMN2
Correct SMN2 Splicing Defect
Stabilize Full-length SMN2 mRNA
Stabilize Full-length SMN Protein
STL-182



SMA: Competitive Landscape

SPONSOR(S)	DRUG	ROA	MOA	STATUS
Biogen/Ionis	SPINRAZA	Intrathecal	SMN2 splicing modifier	Marketed
Roche/PTC	RG-7916	Oral	SMN2 splicing modifier	Phase 2
Astellas/Cytokinetics	CK-107	Oral	Skeletal muscle troponin activator	Phase 2
Novartis	LMI-070	Oral	SMN2 splicing modifier	Phase 1/2
AveXis	AVXS-101	Intravenous	Gene therapy	Phase 1/2
Spotlight Innovation	**STL-182**	**Oral**	**SMN protein stabilizer**	**Preclinical**



SPOTLIGHT INNOVATION

SMA: Benefits Of Recent Advances In Therapy

FDA approval and commercial launch of SPINRAZA™ should:

- Validate commercial viability of SMA
- Increase public awareness of SMA
- Establish protocols for insurance coverage
- Justify routine newborn genetic screening
  - Identification of subjects for future clinical trial recruitment
  - Identification of patients for early therapeutic intervention
- Clarify regulatory pathway for approval of additional products



Key Milestones Over Next 12 Months

- Venodol Roll-on into mass merchandise retailers
- Additional product formats for Venodol brand
- Begin Phase 1 Cohort 3 of Crotoxin solid tumor study
- Continue pre-clinical testing of ZIKV drug candidates
- Continue pre-clinical testing of STL-182 and related SMA drug candidates

Corporate Leadership



John M. Krohn
Chief Executive Officer, President and Chief Operating Officer

- 20+ years as financial services executive and entrepreneur
- 10+ years public accounting and CFO experience



John William "Bill" Pim, CPA
Chief Financial Officer

- 30+ years financial and business development experience
- Auditing, financial reporting, SEC compliance, risk management and M&A activity
- Senior level financial positions with numerous companies

Scientific Leadership



Chitra Edwin, Ph.D. RAC
SVP Regulatory / Compliance

- 20+ years in regulatory affairs and compliance
- 7 years Harvard Medical School as research fellow and instructor
- Regulatory approvals in infectious disease, oncology and cardiology
- Ph.D. in Microbiology and Immunology, U. of Minnesota



Geoffrey Laff, Ph.D.
SVP Business Development

- 20+ years in venture capital, competitive intelligence, market research, and business development
- Ph.D. in Molecular Cell Biology, Yale University
- Postdoctoral research scientist, Harvard Medical School



Paul Reid, Ph.D.
President
Celtic Biotech Iowa, Inc.

- 20+ years in clinical study of neuroactive components from rattlesnake and cobra venoms
- Ph.D. in Neurobiochemistry, Imperial College, England

Scientific Advisory Board

Elliot Androphy, M.D.
Indiana University
- Chair of the Department of Dermatology, Indiana University
- Postdoctoral fellowship in virology at the Laboratory of Cellular Oncology of the National Cancer Institute/ National Institutes of Health

Kevin Hodgetts, Ph.D.
Brigham and Women's Hospital
- Head of Medicinal Chemistry and Director of the Laboratory for Drug Discovery in Neurodegeneration

Harvard Medical School
- Assistant Professor of Neurology

Hengli Tang, Ph.D.
Florida State University
- Faculty Member at Florida State University's Department of Biological Science

Board of Directors

John M. Krohn
Chairman of the Board

Craig A. Lang | *Director*
- President of The Prairie Strategy Group and of Windward Iowa
- Past Chairman of FBL Financial and Pres. of the Iowa Farm Bureau Federation

Sanjeev Agarwal, Ph.D. | *Director*
- President of Technochem International, Inc.
- Ph.D. in Business from Ohio State U.

Ralph Arthur | *Director*
- 40+ years experience in logistics and transportation

June Beetler, D.O. | *Director*
- Board Certified in Pediatrics
- Expertise spans general pediatrics, integrative medicine and holistic care

Key Takeaways

- Multiple R&D programs targeting rare, emerging and neglected diseases
- Product development via partnerships with universities, CROs, and CMOs
- First marketed product launched in August 2017
  - Venodol: non-opioid, anti-inflammatory topical analgesic for chronic pain
- Access to industry-leading companies to generate licensing and/or partnership revenues
- Experienced management team, board of directors, and scientific advisors

Contact

John M. Krohn
Spotlight Innovation Inc.
President and Chief Executive Officer
John.Krohn@SpotlightInnovation.com

Main: 515-274-9087
www.spotlightinnovation.com
contact@spotlightinnovation.com